                                                                    Exhibit 3.59

                                    DELAWARE
                                                    PAGE 1

                                 THE FIRST STATE

     I, HARRIET SMITH WINDSOR,, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "PJC NORWICH REALTY LLC" AS RECEIVED AND FILED IN THIS OFFICE.

     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

     CERTIFICATE OF FORMATION, FILED THE TWENTY-SEVENTH DAY OF JANUARY, A.D. 2003, AT 4 O'CLOCK P.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY.


                                       /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State

3618739  8100H [SEAL]                    AUTHENTICATION: 3256765

040547365                                          DATE: 07-27-04

                                                          STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                      FILED 04:00 PM 01/27/2003
                                                         030054122 - 3618739


                            CERTIFICATE OF FORMATION

                                       OF

                             PJC NORWICH REALTY LLC

     This Certificate of Formation of PJC NORWICH REALTY LLC (the "COMPANY"), dated as of January 27, 2003, is being duly executed and filed by the undersigned, as authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 DEL. C. Sec. 18-101. ET SEQ.).

     FIRST. The name of the limited liability company formed hereby is PJC Norwich Realty LLC.

     SECOND. The address of the registered office in the State of Delaware is 615 S. DuPont Highway, Dover, Kent County, Delaware 19901. The name of its Registered Agent at such address is National Corporate Research, Ltd.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.


                                      /s/ Julianne M. Ells
                                      -----------------------------------
                                      Julianne M. Ells, Authorized Person